SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

DISCOVERY ENERGY CORP.

(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700

Houston, Texas 77056

713-840-6495

(Address and telephone number of principal executive offices, including zip code)

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General

Effective August 16, 2016, Discovery Energy Corp. (the “Company”) entered into a first amendment (the "Amendment") to the securities purchase agreement (the "Agreement") that the Company entered into on May 27, 2016 with a certain investor (the “Original Investor”). The Company first reported on the Agreement in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 2, 2016 (the “Initial 8-K”). The Initial 8-K contains a summary description of the Agreement, and a copy of the Agreement was filed as Exhibit 10.01 to the Initial 8-K. For more information about the Agreement, see the Initial 8-K.

The parties to the Amendment include the Company, the Original Investor and a new investor (the “New Investor”). In connection with the Amendment, the parties to the Amendment also entered into related documentation, some of which is named and described herein.

Pursuant to the Amendment, the Company sold the following securities:

*	to the New Investor, a Senior Secured Convertible Debenture due May 27, 2021 having an original principal amount of $250,000 (singly a "Debenture" and collectively with any similar securities issued in the future, the "Debentures"), and

*	to the Original Investor, a Debenture due May 27, 2021 having an original principal amount of $200,000 (in May 2016, the Original Investor purchased a Debenture having an original principal amount of $3,500,000), and

*	to the Original Investor, warrants (the "Warrants ") to purchase up to a maximum of 750,000 shares (prior to any required adjustment) of the Company's common stock (singly a "Common Share" and collectively the "Common Shares") at an initial per-share exercise price of $0.20 (in May 2016, the Original Investor received Warrants to purchase up to a maximum of 13,125,000 Common Shares at the foregoing exercise price).

The issuance of the preceding securities follows on the placement of a Debenture and Warrants with the Original Investor in May 2016 that provided gross proceeds of $3,500,000 for the funding of the Company’s 3D seismic survey with respect to its 584,651 gross acre oil and gas prospect in the State of South Australia and the interpretation of such seismic survey, and the payment of Company’s expenses associated with the seismic survey.

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Pursuant to the Amendment, the New Investor has the obligation to acquire additional Debentures (the “Rincon-Related Debentures“) having original principal amounts equal to amounts that are paid to Rincon Energy, LLC not to exceed $150,000, pursuant to the consulting agreement among the Company, the New Investor, Rincon Energy, LLC and the Company’s subsidiary. For more information about this consulting agreement, see the section captioned “ITEM 8.01 OTHER EVENTS” below. Moreover, pursuant to the Amendment, the New Investor has the right but not the obligation to acquire additional Debentures (“Additional Debentures”) through September 30, 2018, provided that a cap is imposed on the aggregate principal amount of Additional Debentures that may be acquired (the “Principal Cap”). The Principal Cap is initially the difference between $1,250,000 minus the aggregate principal amount of any Rincon-Related Debentures purchased by the New Investor. Starting January 1, 2017, the Principal Cap will be reduced further by the aggregate principal amount of any Additional Debentures acquired or (if greater) specified dollar amounts that increase over time. The Conversion Price for Additional Debentures issued prior to January 1, 2017 will be $0.16 per share, while the Conversion Price for Additional Debentures issued after that date will be $0.20 per share.

As with the Common Shares that the Original Investor may acquire pursuant to the conversion of the Debenture it acquired in May 2016 or the exercise of the Warrants it acquired in May 2016, the Original Investor and the New Investor has certain registration rights with respect to the Common Shares that they may separately acquire pursuant to the conversion of their respective Debentures acquired pursuant to the Amendment or the exercise of the Warrants the Original Investor acquired pursuant to the Amendment. These registration rights are described in the Initial 8-K and are provided for in a registration rights agreement filed as an exhibit to the Initial 8-K. For more information about these registration rights, see the Initial 8-K.

The $450,000 in proceeds from the placement pursuant to the Amendment will generally be used to pay the Company’s and the investors’ costs of the transaction (including legal fees), general working capital purposes, and the possible reduction in some of the Company’s outstanding debt. The Company believes that the proceeds from this placement will be sufficient to finance all of the Company’s other business expenses for the next six months, although the Company has no assurance of this. In the view of the preceding, the Company will need to raise more funds, and the Company is continuing efforts to raise additional working capital. It intends to do this by undertaking a private placement of Common Shares. At the end of May 2016, the Company had planned on continuing efforts to sell more Debentures. However, in view of the New Investor’s ability to acquire the Additional Debentures as described above, the Company has no immediate plans to try to sell more Debentures to anyone other than the New Investor. If the New Investor acquires all of the Additional Debentures to which it is contractually entitled and although the Company has no assurance of this, the Company believes that the related net proceeds will be sufficient to finance all of the Company’s business until June 2017 and pay the following debts:

*	Debt that the Company owes to Liberty Petroleum Corporation

*	Debt that the Company owes to members of management

Beyond working capital, in the future the Company will need significant additional funds to undertake the development of its oil and gas prospect in Australia, and the Company will need to raise these funds to do this. The Company has no assurance that it will be able to raise these significant additional funds or the additional funds needed for the general operation of the Company.

Per Rule 135c under the Securities Act of 1933, nothing contained herein shall be construed to be an offer to sell, or a solicitation of an offer to buy, any securities. None of the securities the issuances of which are described in this Item 1.01 were registered under the Act, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

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Description of the Debentures

The material terms, provisions and conditions of the Debentures are as follows (the following description is qualified in its entirety by reference to the form of Debenture, which is attached as Exhibit 10.02 hereto and is incorporated herein by reference for all purposes hereof):

*	The aggregate original principal amount of the Debentures is $5,000,000. As of the date of this Report, $3,500,000 of the Debentures was sold to the Original Investor in May 2016 and an aggregate of $450,000 of the Debentures was sold to the New Investor and the Original Investor pursuant to the Amendment.

*	The Debentures bear interest at the rate of eight percent (8%) per annum, compounded quarterly. However, upon the occurrence and during the continuance of a stipulated event of default, the Debentures will bear interest at the rate of twelve percent (12%) per annum.

*	Interest need not be paid on the Debentures until the principal amount of the Debentures becomes due and payable. Instead, accrued interest is added to the outstanding principal amount of the Debentures quarterly. Nevertheless, the Company may elect to pay accrued interest in cash at the time that such interest would otherwise be added to the outstanding principal amount of the Debentures.

*	The principal amount of and accrued interest on the Debentures are due and payable in a single balloon payment on or before May 27, 2021.

*	The Company is not entitled to prepay the Debentures prior to their maturity.

*	The Debentures are convertible, in whole or in part, into Common Shares at the option of their holders, at any time and from time to time. The conversion price for the Debentures is $0.16, subject to certain adjustments that are believed to be customary in transactions of this nature. If all of the Debentures were converted at this conversion price, 24,687,500 shares of Common Shares would be issued, which would constitute approximately 15% of the outstanding Common Shares after the conversion. The Company is subject to certain liabilities and liquidated damages for its failure to honor timely a conversion of the Debentures, and these liabilities and liquidated damages are believed to be customary in transactions of this nature.

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*	The holders of the Debentures are entitled to have them redeemed completely or partially upon certain events (such as a change of control transaction involving the Company or the sale of a material portion of the Company’s assets) at a redemption price equal to 120% of the then outstanding principal amount of the Debenture and 100% of accrued and unpaid interest on the outstanding principal amount of this Debenture, plus all liquidated damages and other amounts due hereunder in respect of the Debenture.

*	The Debentures feature negative operating covenants, events of defaults and remedies upon such events of defaults that are believed to be customary in transactions of this nature. One of the remedies upon an event of default is the Debenture holder’s ability to accelerate the maturity of the Debenture such that all amounts owing under the Debenture would become immediately due and payable. The Debenture holder would then be able to resort to the collateral securing the Debentures, if the Company did not pay the amount outstanding, which is likely to be the case.

*	The Debentures are secured by virtually all of the Company’s assets owned directly or indirectly but for the Petroleum Exploration License (PEL) 512 in the State of South Australia held by the Company’s Australian subsidiary, Discovery Energy SA Pty Limited. The security documents relating to the Debenture issued to the Original Investor (the “Original Investor Security Documents”) were described in and filed as exhibits to the Initial 8-K. The security documents relating to the Debenture issued to the New Investor (the “New Investor Security Documents”) are attached as Exhibits 10.04, 10.05 and 10.06 hereto. The New Investor is also the beneficiary of a security interest created in a domestic Security Agreement filed as Exhibit 10.04 to the Initial 8-K. But for the particulars, the Original Investor Security Documents and the New Investor Security Documents are virtually verbatim. Accordingly, interested persons can review the description of the Original Investor Security Documents in the Initial 8-K for more information about either the Original Investor Security Documents or the New Investor Security Documents.

Description of the Warrants

The material terms, provisions and conditions of the Warrants are as follows (the following description is qualified in its entirety by reference to the form of warrant agreement, which is attached as Exhibit 10.03 hereto and is incorporated herein by reference for all purposes hereof):

*	The aggregate number of Common Shares to be purchased pursuant to exercises of the Warrants is 13,875,000, which includes 13,125,000 Common Shares subject to Warrants issued to the Original Investor in May 2016 and 750,000 Common Shares subject to Warrants issued to the Original Investor pursuant to the Amendment.

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*	The initial per-share exercise price of the Warrants is $0.20, and is subject to certain adjustments that are generally believed to be customary in transactions of this nature. Subject to certain exceptions, the exercise price of the Warrants involves possible adjustments downward to the price of any Common Shares or their equivalents sold by the Company during the term of the Warrants for less than the then applicable exercise price of the Warrants. Upon the adjustment of the exercise price, the number of shares issuable upon exercise of the Warrants is proportionately adjusted so the aggregate exercise price of the Warrants remains unchanged. If all of the Warrants were exercised, 13,875,000 shares of Common Shares would be issued, which would constitute approximately 9% of the outstanding Common Shares after the exercise.

*	The Warrants are currently exercisable and remain so until their expiration date of May 27, 2019.

*	The Company is subject to certain liabilities and liquidated damages for its failure to honor timely an exercise of the Warrants, and these liabilities and liquidated damages are believed to be customary in transactions of this nature.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 2.03 of this Report to the extent necessary.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 3.02 of this Report.

The issuances of the Debentures and Warrants described in Item 1.01 of this Report are, and the issuances of Common Shares upon the conversion of the Debentures and upon the exercises of the Warrants will be, claimed to be exempt pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Act”) and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to accredited investors, and subsequent transfers were restricted in accordance with the requirements of the Act.

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Item 8.01 Other Events

Effective August 16, 2016, the Company entered into a consulting agreement (the “Consulting Agreement”) with Rincon Energy, LLC (“Rincon”). Per the Consulting Agreement, Rincon will provide the Company with geological and geophysical advice and expertise related to the Company’s Petroleum Exploration License (PEL) 512 in the State of South Australia. The term of the Consulting Agreement is expected to last from between four to six man-months, and the Company is obligated to pay to Rincon $30,000 per man-month involved in the engagement. The New Investor is also a party to the Consulting Agreement and is responsible for all associated costs that exceed the maximum Rincon-Related Debenture amount of $150,000. The Consulting Agreement contains agreements, representations, warranties, and indemnities that are believed to be customary in transactions of this nature.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit Title

10.01	First Amendment to Securities Purchase Agreement among the Company, Original Investor and New Investor

10.02	Form of Debentures executed by the Company in favor of Original Investor and New Investor

10.03	Warrant Agreement executed by the Company in favor of Original Investor

10.04	Australian Specific Security Agreement (Shares) executed by the Company in favor of New Investor

10.05	Australian General Security Agreement executed by Discovery Energy SA Limited in favor of New Investor

10.06	Australian Deed of Guarantee and Indemnity executed by Discovery Energy SA Limited in favor of New Investor

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Discovery Energy Corp.,

                                         (Registrant)

Date: August 22, 2016	By:	/s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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